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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2002

                       GLOBAL SPORTS & ENTERTAINMENT, INC.
               (Exact name of Registrant as specified in charter)


         Delaware                      000-24520                 04-302177
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)

                   5092 South Jones Blvd. Las Vegas, NV 89118
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (702) 967-6000


ITEM 8. CHANGE IN FISCAL YEAR

                   On May 7, 2002, the Board of Directors of Global Sports & Entertainment, Inc. elected to change its fiscal year from January 1 through December 31 in each year to August 1 through July 31 in each year.

                  The report covering the transition period of January 1, 2002 through July 31, 2002 will be filed on Form 10-KSB.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Sports & Entertainment, Inc.



By:  /s/ Douglas Miller
   -----------------------------------------
      Douglas Miller, President and CFO

Dated:  May 23, 2002